Exhibit 10.3
GUARANTY AND SURETYSHIP AGREEMENT

IN CONSIDERATION of credit granted or to be granted by Citizens Bank of Pennsylvania, a national banking association ("Citizens") and various other financial institutions (Citizens and such other financial institutions are each a "Bank" and collectively, the "Banks") pursuant to that certain Loan Agreement, dated of even date herewith, by and among Matthews International Corporation, a Pennsylvania corporation (the "Debtor"), the Banks and Citizens Bank of Pennsylvania, as agent for the Banks (in such capacity, the "Agent") (the "Loan Agreement"), intending to be legally bound hereby, and to induce the Banks to maintain or extend credit to the Debtor, _________________________, a _________________ (the "Guarantor"), this 3rd day of December, 2001, hereby jointly and severally with each of the other Guarantors (as defined in the Loan Agreement):

1. Becomes an absolute and unconditional guarantor and surety as though it were a primary obligor to the Agent and the Banks, their respective successors, endorsees and assigns, for (i) the prompt payment and performance when due (whether at maturity, by declaration, acceleration or otherwise) of all existing and future liabilities and obligations of the Debtor to the Agent and the Banks under the Loan Documents to which the Debtor is a party, including any extensions, modifications, renewals thereof and substitutions therefor, whether absolute or contingent, direct or indirect, matured or unmatured, sole, joint or several, of any nature whatsoever, without regard to the validity, enforceability or regularity thereof including, without limitation, continuing interest thereon in accordance with the terms thereof and all expenses (including any reasonable costs of legal expenses) incurred by the Agent or any Bank in enforcing any rights with regard to or collecting against the Guarantor under this Guaranty and Suretyship Agreement ("Agreement") and (ii) the due and punctual performance of and/or compliance with all of the terms, conditions and covenants contained in each of the Loan Agreement, the Notes (as defined in the Loan Agreement) and the other Loan Documents (as defined in the Loan Agreement) to be performed or complied with by the Debtor and the accuracy of the Debtor's representations and warranties contained in each of the Loan Documents (hereinafter collectively referred to as the "Debtor Liabilities"), whether or not such Debtor Liabilities or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable (capitalized terms used in this Agreement that are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Agreement);

2. Assents to all agreements made or to be made between the Agent or any Bank and any other Person(s) liable, either absolutely or contingently, on any of the Debtor Liabilities, including any and all such agreements made by the Debtor and any co-maker, endorser, pledgor, surety or guarantor (any such Person being hereinafter referred to as an "Obligor"), and further agrees that the Guarantor's liability hereunder shall not be reduced or diminished by such agreements in any way;

3. Consents and agrees that its obligations and liabilities hereunder shall in no way be reduced, limited, waived or released if any other Person or Persons is presently or in the future becomes a surety or guarantor in regard to the Debtor Liabilities or any other liabilities among the Debtor, the Agent and the Banks;

4. Consents that the Agent and the Banks may, at their option, without in any way affecting the Guarantor's liability hereunder:  (i) exchange, surrender or release any or all collateral security of any endorsement, guaranty or surety held by the Agent or the Banks for any of the Debtor Liabilities; (ii) renew, extend, modify, supplement, amend, release, alter or compromise the terms of any or all of the Debtor Liabilities; and (iii) waive or fail to perfect the Agent's and the Banks' rights or remedies against the Debtor or the collateral security for any of the Debtor Liabilities; and

5. Warrants that the address specified on the signature page hereof, immediately below the Guarantor's name, is the Guarantor's true and correct address, and agrees to notify the Agent and the Banks, in the manner hereinafter specified, within ten (10) days after any change in the Guarantor's address.

CONTINUING GUARANTOR.  This Agreement shall be a continuing one and shall continue in full force and effect until (subject to the terms and conditions of the Section of this Agreement entitled Bankruptcy of the Debtor), all Debtor Liabilities and all other amounts payable under the Loan Documents have been paid and performed in full, and all commitments to extend credit thereunder have terminated.  Without limiting the generality of the foregoing, the Guarantor hereby irrevocably waives any right to terminate or revoke this Agreement.

EXTENT OF GUARANTOR'S LIABILITY.  This Agreement shall be the joint and several obligations of the Guarantor and the other Guarantors and it is intended to be an absolute and unconditional guaranty and suretyship for the Debtor Liabilities including, but not limited to, the Debtor's Indebtedness under the Loan Agreement; provided, however, that the Guarantor's total liability hereunder shall be limited as set forth below.  The obligations of the Guarantor under this Agreement, when construed collectively with the obligations of the other Guarantors, are intended to be the joint and several obligations of the Guarantor and the other Guarantors for the aggregate of the maximum liability of the Guarantor as set forth below.

Subject to the remainder of this paragraph, but otherwise notwithstanding anything to the contrary contained in this Agreement, the maximum liability of the Guarantor under this Agreement shall not exceed the sum of (a) that portion of the Loans (as defined in the Loan Agreement), the proceeds of which are used by Debtor to make Valuable Transfers (as hereinafter defined) to the Guarantor, plus (b) ninety-five percent (95%) of the Adjusted Net Worth (as hereinafter defined), but only to the extent that Adjusted Net Worth is a positive number, of the Guarantor at the date of this Agreement.  For purposes of this paragraph:

"Adjusted Net Worth" shall mean, as of any date of determination thereof, the excess of (a) the amount of the fair saleable value of the assets of the Guarantor as of the date of such determination, determined in accordance with applicable federal and state laws governing determinations of insolvency of debtors, over (b) the amount of all liabilities of the Guarantor, contingent or otherwise, as of the date of such determination, determined on the basis provided in the preceding clause (a), in all events prior to giving effect to Valuable Transfers.

"Valuable Transfers" shall mean (a) all loans, advances or capital contributions made to the Guarantor with proceeds of the Loans, (b) the fair market value of all property acquired with proceeds of the Loans and transferred to the Guarantor, (c) the interest on and the fees in respect of the Loans, the proceeds of which are used to make such a Valuable Transfer, and (d) the value of any quantifiable economic benefits not included in clauses (a) through (c) above, but includable in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to the Guarantor as a result of the Loans.

The Guarantor agrees that the Debtor Liabilities may at any time and from time to time exceed the maximum liability of the Guarantor hereunder without impairing this Agreement or affecting the rights and remedies of the Agent and the Banks hereunder.  No payment or payments made by the Debtor, the Guarantor or any other Person or received or collected by the Agent or any Bank from the Debtor, the Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Debtor Liabilities shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor under this Agreement and the Guarantor shall, notwithstanding any such payment or payments (other than payments made to the Agent or any Bank by the Guarantor or payments received or collected by the Agent or any Bank from the Guarantor), remain liable for the Debtor Liabilities up to the maximum liability amount of the Guarantor set forth in this paragraph until the Debtor Liabilities are indefeasibly paid in full in cash; provided, however, that, anything herein to the contrary notwithstanding, in no event shall the Guarantor's liability under this paragraph exceed the maximum amount that, after giving effect to the incurring of the obligations hereunder and to any rights to contribution of the Guarantor from the Debtor and other affiliates of the Debtor, would not render the Agent's and the Banks' right to payment hereunder void, voidable or avoidable under any applicable fraudulent transfer law; and further provided that if a greater amount of the Debtor Liabilities than the maximum liability set forth in this paragraph could be repaid by the Guarantor as a result of an increase in the Guarantor's Adjusted Net Worth subsequent to the date of this Agreement, without rendering the Agent's and the Banks' right to payment hereunder void, voidable or avoidable under any applicable fraudulent transfer law, then the amount of the Guarantor's maximum liability calculated in the first sentence of this paragraph shall be calculated based upon the Guarantor's Adjusted Net Worth on such later date, rather than the date of execution of this Agreement.

UNCONDITIONAL LIABILITY.  The Guarantor's liability hereunder is absolute and unconditional and shall not be reduced, limited, waived, or released in any way by reason of:  (i) any failure of the Agent or any Bank to obtain, retain, preserve, perfect or enforce any rights against any Person (including without limitation, any Obligor) or in any property securing any or all of the Debtor Liabilities; (ii) the invalidity or irregularity of any such rights that the Agent and the Banks may attempt to obtain; (iii) any delay in enforcing or any failure to enforce such rights, even if such rights are thereby lost; (iv) any delay in making demand on any Obligor for payment or performance of any or all of the Debtor Liabilities; or (v) from time to time, the payment in full and subsequent incurring of any Debtor Liabilities.

RIGHT OF SET-OFF.  As security for the prompt payment when due on the liabilities of the Guarantor hereunder, the Guarantor hereby grants to the Agent and the Banks a lien and security interest in all property of the Guarantor now or at any later time in the Agent's or any Bank's possession in any capacity including, but not limited to, any balance or share of any deposit account, or otherwise, now or hereafter owed by the Agent or any Bank from time to time to the Guarantor in any regard or in any capacity, and whether or not then due.  Such lien and security interest shall be independent of any right of setoff that the Agent and the Banks may have.  If any liability of the Guarantor hereunder is not paid to the Agent when due, the Agent and the Banks may forthwith:  (i) set-off against the liabilities of the Guarantor hereunder all moneys owed by the Agent or any Bank to the Guarantor in any capacity, whether or not then due, and whether provisionally or finally credited upon the Agent's and the Banks' books and records; and (ii) sell all or any part of any such property held as collateral on or at the option of the Agent and the Banks, at any time or times without advertisement, demand or notice to the Guarantor (any and all of which are hereby waived), except such notice, if any, as may be required by Law and cannot be waived, with the right on the part of the Agent and the Banks or their respective nominees to become the purchasers thereof at any such sale, free of any equity of redemption and of all other claims.

WAIVER.  The Guarantor hereby waives all notice with respect to the present existence or future incurrence of any Debtor Liabilities including, but not limited to, the amount, terms and conditions thereof.  The Guarantor hereby consents to the taking of, or failure to take, from time to time, any action of any nature whatsoever permitted by Law with respect to the Debtor Liabilities and with respect to any rights against any Person or Persons (including, without limitation, any Obligor), or in any property including, without limitation, any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases, and the Guarantor will remain fully liable hereunder notwithstanding any or all of the foregoing.  The granting of an express written release of the Guarantor's liability hereunder or any Obligor’s liability shall be effective only with respect to the liability hereunder of such Guarantor or Obligor who is specifically so expressly released but shall in no way affect the liability hereunder of the Guarantor or Obligor not so expressly released.  The dissolution of the Guarantor shall in no way affect the liability hereunder or that of any other Obligor.  The Guarantor hereby expressly waives:  (i) notices of acceptance hereof; (ii) any presentment, demand, protest, notice of default in connection with the Debtor Liabilities, dishonor or notice of dishonor; (iii) any right of indemnification; and (iv) any defense arising by reason of any disability or other defense whatsoever to the liability of the Debtor, or any other circumstance which might otherwise constitute a defense available to, or in discharge of, the Guarantor with respect to its obligations hereunder.

No payment by the Guarantor shall entitle any other Guarantor or Obligor, by subrogation, contribution, indemnification or otherwise, to succeed to any of the rights of the Agent and the Banks, including rights to any payment made on account of the Debtor Liabilities, regardless of the source of such payment, until all of the Debtor's obligations to the Agent and the Banks under the Loan Documents are satisfied in full.  The Guarantor hereby waives any benefit of and any right to participate in any collateral security now or hereafter held by the Agent and the Banks or any failure or refusal by the Agent and the Banks to perfect an interest in any collateral security.

BANKRUPTCY OF THE DEBTOR.  Neither the Guarantor's obligations to make payment in accordance with the terms of this Agreement nor any remedy for the enforcement hereof shall be impaired, modified, changed, released or limited in any manner whatsoever by the Debtor's bankruptcy or by any impairment, modification, change, release or limitation of (i) the liability of the Debtor, any Person assuming the obligations of the Debtor under any of the Loan Documents or the Debtor's estate in bankruptcy or (ii) any remedy for the enforcement of the Debtor Liabilities, either of which result from the operation of any present or further provision of any bankruptcy act, Law or equitable cause or from the decision of any court.  The Guarantor agrees that to the extent that the Debtor or any other Person liable for all or any part of the Debtor Liabilities makes a payment or payments to the Agent or any Bank, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be paid to a trustee, receiver or any other Person under any bankruptcy act, Law or equitable cause, then to the extent of such payment, the Debtor Liabilities or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

PAYMENT OF COSTS.  In addition to all other liabilities of the Guarantor hereunder, the Guarantor also agrees to pay to the Agent on demand all reasonable costs and expenses (including reasonable attorneys' fees and legal expenses) which may be incurred in the enforcement or collection of the liabilities of the Guarantor hereunder.

PRIMARY LIABILITY OF THE GUARANTOR.  The Guarantor agrees that this Agreement may be enforced by the Agent and the Banks without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Loan Documents, or any collateral now or hereafter securing the Debtor Liabilities or otherwise, and the Guarantor hereby waives the right to require the Agent and the Banks to proceed against any other Obligor or to require the Agent and the Banks to pursue any other remedy or enforce any other right.  The Guarantor further agrees that nothing contained herein shall prevent the Agent and the Banks from suing on the Loan Documents, or any of them, or foreclosing their Lien, if any, on any collateral hereafter securing the Debtor Liabilities or from exercising any other rights available under the Loan Documents, or any other instrument of security if neither the Debtor nor the Guarantor timely perform the obligations of the Debtor thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of the obligations of the Guarantor thereunder; it being the purpose and intent of the Guarantor that the obligations of the Guarantor hereunder shall be absolute, independent and unconditional.  Neither the obligations of the Guarantor under this Agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Debtor or by reason of the bankruptcy or insolvency of the Debtor.  If acceleration of the time for payment of any amount payable by the Debtor is stayed upon the insolvency or bankruptcy of the Debtor, amounts otherwise subject to acceleration under the terms of the Loan Documents including, without limitation, interest at the rates set forth in the Loan Agreement occurring after the date of such bankruptcy or insolvency, shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent.  The Guarantor acknowledges that the term "Debtor Liabilities" as used herein includes any payments made by the Debtor to the Agent or the Banks and subsequently recovered by the Debtor or a trustee for any Debtor pursuant to bankruptcy or insolvency proceedings.

ACCELERATION OF THE GUARANTOR'S LIABILITIES.  Upon the occurrence of any of the following events (each such event an "Event of Default"), all of the Debtor Liabilities, at the Agent's and the Banks' option, shall be deemed to be forthwith due and payable for the purposes of this Agreement and for determining the liability of the Guarantor hereunder, whether or not the Agent and the Banks have any such rights against any other Obligor, and whether or not the Agent and the Banks elect to exercise any rights or remedies against any other Person or property including, without limitation, any other Obligor:  (1) the failure of the Guarantor to perform any material covenant or obligation hereunder; (2) the occurrence of an Event of Default under the Loan Agreement; (3) any information or signature heretofore or hereafter furnished to the Agent or any Bank by the Guarantor, or delivered to the Agent or any Bank by an Obligor in connection with any of the Debtor Liabilities, is materially false or incorrect at the time when made; or (4) the failure of the Guarantor or any Obligor to furnish the Agent and the Banks such financial and other information as required by the Loan Documents.

RIGHTS OF THE GUARANTOR.  All rights and remedies of the Guarantor against the Debtor or any property of the Debtor or any collateral security for any of the Debtor Liabilities, whether arising by promissory note, subrogation, security agreement, mortgage or otherwise, shall in all respects be and remain subordinate and junior in right of payment and priority to the prior and indefeasible payment in full to the Agent and the Banks of all Debtor Liabilities and to the priority of the Agent and the Banks in any property of the Debtor and any collateral security for any of the Debtor Liabilities.  Any amount which may have been paid to the Guarantor on account of any indebtedness of the Debtor to the Guarantor, or on account of any subrogation or other rights of the Guarantor against the Debtor, when all of the Debtor Liabilities shall not have been indefeasibly paid in full, shall be held by the undersigned in trust for the benefit of the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Debtor Liabilities, whether matured or unmatured.

NOTICE TO THE AGENT AND THE BANKS BY THE GUARANTOR.  Any notice to the Agent or the Banks by the Guarantor pursuant to the provisions hereof shall be sent by first-class or first-class express mail, private overnight or next business day courier or by telex or telecopy with confirmation in writing mailed first class, in all cases with charges prepaid, and any such properly given notice will be effective when received, to:

Citizens Bank of Pennsylvania
Two Mellon Bank Center
Pittsburgh, Pennsylvania 15259-0001
Attention:  Curtis C. Hunter

Notice by the Guarantor shall not, in any way, reduce, diminish or release the liability of any other Obligor.  In the event that this Agreement is preceded or followed by any other guaranty or surety agreement(s) regarding the Debtor or any other Person, all rights granted to the Agent and the Banks in such agreement(s) shall be deemed to be cumulative and this Agreement shall not, in such event, be deemed to be cancelled, superseded, terminated or in any way limited.

FINANCIAL STATEMENTS OF THE GUARANTOR.  Financial information provided by the Guarantor in connection herewith or with the Loan Agreement to the Agent or any Bank is accurate and complete and has been prepared in accordance with GAAP.  There has been no Material Adverse Change since the date of such information.  The Guarantor has made full and true disclosure of all pertinent financial and other information in connection with the transactions contemplated hereby.

MISCELLANEOUS.  This Agreement shall be binding upon the Guarantor and the Guarantor's successors, assigns and other legal representatives, and shall inure to the benefit of the Agent and the Banks, their respective endorsers, successors and assigns forever.  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.  All matters arising hereunder shall be governed by the Laws of the Commonwealth of Pennsylvania without regard to the conflicts of laws thereof, and the parties hereto agree to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising in connection herewith.

WARRANT OF ATTORNEY TO CONFESS JUDGMENT.  THE GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY, ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, WITH OR WITHOUT THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE GUARANTOR FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS AGREEMENT, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT OF SUCH JUDGMENT BUT NOT LESS THAN TEN THOUSAND AND 00/100 DOLLARS ($10,000.00) ADDED FOR ATTORNEYS' COLLECTION FEES.  TO THE EXTENT PERMITTED BY LAW, OTHER THAN MANIFEST ERROR, THE GUARANTOR RELEASES ALL ERRORS IN SUCH PROCEEDINGS.  IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF THE HOLDER OF THIS AGREEMENT SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AGREEMENT AS A WARRANT OF ATTORNEY.  THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE GUARANTOR SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS THE HOLDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS AGREEMENT OR A COPY THEREOF SHALL BE A SUFFICIENT WARRANT THEREFOR.  THE HOLDER HEREOF MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT.  IN THE EVENT ANY JUDGMENT CONFESSED AGAINST THE GUARANTOR HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON THE GUARANTOR’S BEHALF FOR ANY REASON, THE HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST THE GUARANTOR FOR ANY PART OR ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

WAIVER OF TRIAL BY JURY.  THE UNDERSIGNED HEREBY EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND IT WILL NOT AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Guarantor, intending to be legally bound, has executed and delivered this Agreement on the day and year first above written.

ATTEST:	_____________________________

By:                                                                By: (SEAL)

Print Name:                                                                Print Name:

Title:                                                                Title:

Address:

ACKNOWLEDGMENT

COMMONWEALTH/STATE OF _________________                                                                                                           )
)           SS:
COUNTY OF ALLEGHENY                                                                                                           )

On this _______ day of __________________, 2001, before me, a Notary Public, personally appeared _____________________, who acknowledged himself/herself to be the ____________________ of  Matthews International (Arkansas) Corporation, an Arkansas corporation (the "Company"), and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his/her name as ________________ on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and affix my seal.

Notary Public
My Commission Expires:

[SEAL]